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Filed Pursuant to Rule 497
File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated September 3, 2013
to
Prospectus dated May 14, 2013

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund, dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 35 of the Prospectus before you decide to invest in our common shares.

 Transition to Weekly Share Closings

        We currently accept subscriptions on a continuous basis and issue common shares at semi-monthly closings. On or about September 11, 2013, we intend to transition from semi-monthly closings to weekly closings for the sale of common shares in this offering. Accordingly, following such date, we intend to accept subscriptions each Wednesday or, if such date is not a business day, the immediately following business day. Common shares issued pursuant to our distribution reinvestment plan will typically be issued on the same date that we hold our last weekly closing within a month. In addition, in months in which we repurchase common shares, we expect to conduct repurchases on the same date that we hold our first weekly closing in such month for the sale of common shares in this offering.

Distributions

        Subject to our board of trustees' discretion and applicable legal restrictions, we currently authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis. In connection with our intended transition from semi-monthly closings to weekly closings for the sale of common shares in this offering, we intend to authorize and declare ordinary cash distributions on a weekly basis, while continuing to pay such distributions on a monthly basis.

PRO-FSEP-SUP7

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Transition to Weekly Share Closings
Distributions